Exhibit 99.1

       BERKSHIRE INCOME REALTY ANNOUNCES SECOND QUARTER FFO OF $2,475,000

BOSTON, MASSACHUSETTS - - August 14, 2003 - - Berkshire Income Realty, Inc. (AMEX: "BIR_pa", "BIRPRA", "BIR.PR.A", "BIR-A","BIR.A") ("Berkshire" or the "Company") today reported its results for the quarter ended June 30, 2003. Financial highlights for the quarter ended June 30, 2003 include:

o The Company's funds from operations for the quarter ended June 30, 2003 were $2,475,000.

o For the quarter ended June 30, 2003, Berkshire reported net income of $627,000. For the comparable period in 2002, the Berkshire Income Realty Predecessor Group reported a net loss of $1,002,000. Because the Company did not have any operations until the quarter ended June 30, 2003, the discussion in this press release of operations or activities prior to April 1, 2003 refers to the operations and activities of the Berkshire Income Realty Predecessor Group, the Company's predecessor entities for accounting purposes. As described below, the Berkshire Income Realty Predecessor Group contributed to the Company the initial properties that make up the Company's current operations.

o On July 31, 2003, the Company reiterated its declaration of its regular quarterly cash dividend of $.5625 on each share (aggregate quarterly dividend of $1,675,000) of its 9% Series A Cumulative Redeemable Preferred Stock ("Preferred Shares") payable to shareholder of record on August 10, 2003. The regular cash dividend payable on the Series A Preferred Stock is payable on February 15, May 15, August 15 and November 15 of each year.

Funds From Operations

     Management considers funds from operations ("FFO") to be an appropriate measure of the performance of an equity REIT. FFO is generally defined as net income or loss (computed in accordance with accounting principles generally accepted in the United States of America, including non-recurring items) adjusted for gains (or losses) from sales of properties, real estate related depreciation and amortization and after adjustment for unconsolidated entities. Management believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO should be considered in conjunction with net income as presented in the consolidated financial statements included elsewhere herein. FFO does not represent cash generated from operating activities in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indication of the Company's performance or to cash flow from operating activities as a measure of liquidity. All REITs may not be using the same definition for FFO. Accordingly, the above presentation may not be comparable to other similarly titled measures of FFO of other REITs.

     The calculation of FFO for the three month period ended June 30, 2003 is presented below (in thousands):


                                              Three
                                              Months
                                            Ended June
                                                30,
                                            ----------
                                               2003
                                            ----------
Income (loss) before minority interest in
 Operating Partnership                      $      627

Depreciation of real property                    1,848
                                            ----------
FFO                                         $    2,475
                                            ==========


Further information regarding the results of Berkshire for the quarter ended June 30, 2003 can be found in Berkshire's Form 10-Q for the quarter ended June 30, 2003, which is being filed today with the Securities and Exchange Commission and will be available on the SEC's website at www.sec.gov.

Offering and Other Formation Transactions

     On April 4, 2003 and April 18, 2003, the Company issued 2,667,717 and 310,393 shares, respectively, of its Preferred Shares, with a $25.00 liquidation preference per share. The Preferred Shares were issued in exchange for the interests in six mortgage funds. For each interest in the mortgage funds that was validly tendered and not withdrawn in the Offering, the Company issued its Preferred Shares based on an exchange ratio applicable to each mortgage fund.

     Simultaneously with the completion of the Offering on April 4, 2003, KRF Company, L.L.C. ("KRF Company"), an affiliate of the Company, contributed its ownership interests in five multi-family apartment communities (the "Properties"), to our operating partnership, Berkshire Income Realty-OP, L.P. (the "Operating Partnership") in exchange for common limited partner interests in the Operating Partnership. KRF Company then contributed an aggregate of $1,283,000 to the Company in exchange for common stock of the Company in an amount which together with the $100 contributed prior to the offering, equaled 1,283,313 shares of common stock of the Company and equaled 1% of the fair value of total net assets of the Operating Partnership. This amount was contributed by the Company to its wholly owned subsidiary, BIR GP, L.L.C., who then contributed the cash to the Operating Partnership in exchange for the sole general partner interest in the Operating Partnership.

Other Significant Events

     On March 20, 2003, KRF Company, through a newly formed affiliate, Gables of Texas Limited Partnership ("Gables"), whose general partner, Gables of Texas, L.L.C., was also a newly formed affiliate, acquired The Gables Apartments, a 140-unit multi-family apartment community located in Houston, Texas, from an unrelated third party for a purchase price of approximately $6,925. On April 24, 2003, the Operating Partnership acquired the interests in Gables and Gables of Texas L.L.C. from KRF Company for approximately $6,925 plus closing costs of approximately $143. The purchase price for Gables and Gables of Texas L.L.C. was equal to the purchase price KRF Company paid the original seller of The Gables Apartments (including equity payments, transfer taxes, financing and closing costs as applicable).

     On April 29, 2003, the Preferred Shares began trading on the American Stock Exchange, under the symbol "BIR.PR.A".

     On May 30, 2003 the Operating Partnership and its wholly owned subsidiary BIR McNab Sub, L.L.C., a newly formed Delaware limited liability company, acquired all of the outstanding limited and general partner units of McNab KC3 Limited Partnership ("McNab") from affiliates of the Company. The acquisition was structured as a contribution of units from an affiliate of the Company in exchange for the issuance by the Operating Partnership of 5,000 common limited partner units valued at $10.00 per unit. McNab is the fee simple owner of a 276-unit multi-family apartment community located in Pompano Beach, Florida that is referred to as Windward Lakes Apartments. The general and limited partners of McNab are affiliates of the Company, namely George and Douglas Krupp.

     The McNab partnership interests contributed to the Operating Partnership by George and Douglas Krupp, were subject to certain obligations of McNab and its partners including the assumption of $13,398,000 of first mortgage debt, including accrued interest, $4,162,000 of principal, accrued interest, participation interest and interest rebates collateralized by the partnership interests (the "Additional Loan") and the assumption of approximately $1,266,000 of liabilities payable to other affiliates of the Company. Upon completion of the acquisition, the Operating Partnership immediately paid off the first mortgage and Additional Loan debt totaling $18,244,000 using available cash.


Forward-Looking Statements

With the exception of the historical information contained in the release, the matters described herein contain forward-looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, changes in economic conditions generally and the real estate and bond markets specifically, legislative/regulatory changes (including changes to laws governing the taxation of real estate investment trusts ("REITs"), availability of capital, interest rates and interest rate spreads, changes in generally accepted accounting principles and policies and guidelines applicable to REITs, those set forth in
Part I, Item 1A. "Risk Factors" of the Company's Form 10-K and other risks and uncertainties as may be detailed from time to time in the Company's public announcements and SEC filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to update such information.

                          BERKSHIRE INCOME REALTY, INC.
              (FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)
                           CONSOLIDATED BALANCE SHEETS
        (Unaudited, in thousands, except per share and per share amounts)

                                                          June 30,  December 31,
                                                            2003        2002
                                                         ----------  ----------

                                 ASSETS

Multi-family apartment communities, net of accumulated
 depreciation of $98,347 and $94,712, respectively       $   99,283  $   94,343
Cash and cash equivalents                                    10,207       4,852
Cash restricted for tenant security deposits                    852         850
Replacement reserve escrow                                      335         407
Prepaid expenses and other assets                             3,027       3,733
Investment in Mortgage Funds                                 49,146           -
Deferred expenses, net of accumulated amortization of
 $250 and $246, respectively                                    936       1,288
                                                         ----------  ----------
       Total assets                                      $  163,786  $  105,473
                                                         ==========  ==========

           LIABILITIES, STOCKHOLDERS' EQUITY / OWNERS' DEFICIT

Liabilities:
  Mortgage notes payable                                 $  105,135  $  119,162
  Notes payable                                                   -       3,155
  Due to affiliates                                           5,477       2,879
  Dividends payable                                             837           -
  Accrued expenses and other liabilities                      2,926       1,891
  Tenant security deposits                                      981         912
                                                         ----------  ----------
       Total liabilities                                    115,356     127,999

Minority interest                                                 -           -

Stockholders' equity / owners' deficit:
Series A 9% Cumulative Redeemable Preferred Stock Series,
 no par value, $25 stated value, 5,000,000 shares
 authorized, 2,978,110 and 0 shares issued and outstanding
 at June 30, 2003 and December 31, 2002, respectively        74,453           -

Class A common stock, $.01 par, 5,000,000 shares
 authorized; 0 shares issued and outstanding at June
 30, 2003 and December 31, 2002, respectively                     -           -

Class B common stock, $.01 par, 5,000,000 authorized
 shares; 1,283,313 and 100 shares issued and outstanding
 at June 30, 2003 and December 31, 2002, respectively            12           -

Excess stock $.01 par value, 15,000,000 shares authorized,
 0 shares issued and outstanding at June 30, 2003 and
 December 31, 2002, respectively                                  -           -

Accumulated deficit                                         (26,035)          -
Owners' deficit                                                   -     (22,526)
                                                         ----------  ----------
       Total liabilities and stockholders' equity /
        owners' deficit                                  $  163,786  $  105,473
                                                         ==========  ==========








                          BERKSHIRE INCOME REALTY, INC.
              (FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
          (unaudited, in thousands, except share and per share amounts)

                                 For the Three Months      For the Six Months
                                   Ended June 30,            Ended June 30,
                                ----------------------   ----------------------
                                   2003        2002         2003        2002
                                ----------  ----------   ----------  ----------

Revenue:
 Rental                         $    7,081  $    6,560   $   13,689  $   13,001
 Interest                               35          46           67          72
 Utility reimbursement                  98         152          207         315
 Other                                 309         228          553         461
                                ----------  ----------   ----------  ----------
      Total revenue                  7,523       6,986       14,516      13,849

Expenses:
 Operating                           1,654       1,407        3,275       2,945
 Maintenance                           598         558        1,069         974
 Real estate taxes                     610         549        1,175       1,080
 General and administrative            525         163          673         351
 Organizational costs                  213           -          213           -
 Management fees                       676         459        1,108         900
 Depreciation                        2,182       1,453        3,635       2,904
 Interest                            1,822       1,185        3,750       2,320
 Loss on extinguishment of debt        252         883          252         883
 Participation interest                  -          44            -          88
                                ----------  ----------   ----------  ----------

      Total expenses                 8,532       6,701       15,150      12,445
                                ----------  ----------   ----------  ----------
Income (loss ) before minority
 interest in properties, equity
 in income of Mortgage Funds and
 minority interest in Operating
 Partnership                        (1,009)        285         (634)      1,404

Minority interest in properties        (94)     (1,382)         (94)     (1,436)

Equity in income of Mortgage
 Funds                               1,730           -        1,730           -
                                ----------  ----------   ----------  ----------
Income (loss) before minority
 common interest in Operating
 Partnership                           627      (1,097)       1,002         (32)

Minority common interest in
 Operating Partnership                   -           -            -           -
                                ----------  ----------   ----------  ----------

Net income (loss)                      627      (1,097)       1,002         (32)

Preferred dividend                  (1,601)          -       (1,601)          -
                                ----------  ----------   ----------  ----------
Net loss available to common
 shareholders                   $     (974) $   (1,097)  $     (599)        (32)
                                ==========  ==========   ==========  ==========

Earnings per common share,
 basic                          $    (0.80)              $    (0.98)
                                ==========               ==========

Weighted average number of
 common shares outstanding       1,214,106                  610,457
                                ==========               ==========